LIMITED POWER OF ATTORNEY
      The undersigned, Carl Kristopher Hagedorn, does hereby nominate, constitute and
appoint as his true and lawful attorneys-in-fact and agents with authority limited to and as
specifically set forth herein, Stephen W. Johnson, Stephanie L. Gill, Gregory V.
Guinto, Michael
J. Baker, and Susan Modispacher (each hereinafter referred to as
"Attorney-in-Fact").
      Each said Attorney-in-Fact hereunder shall have the authority:  to act, sign, execute and
deliver for and on behalf of and in the place and stead of the undersigned the
Forms 3, 4 and 5
documents pursuant to and in accordance with Section 16 of the Securities
Exchange Act of
1934, as amended, and the rules and regulations thereunder (the "Exchange Act");
to do and
perform any and all acts for and on behalf of the undersigned which may be necessary or
desirable to complete and execute any such Form 3, 4, or 5 and file such form with the United
States Securities and Exchange Commission and any stock exchange or similar authority; and to
take any other action of any type whatsoever in connection with the foregoing which, in the
opinion of such Attorney-in-Fact, may be of benefit to, in the best interest of, or legally required
by the undersigned, it being understood that the documents executed by such
Attorney-in-Fact on
behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall
contain such terms and conditions as such Attorney-in-Fact may approve in such
Attorney-in-
Fact's discretion.
      The undersigned hereby grants to each such Attorney-in-Fact full power and authority to
do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done
in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present, with full power of substitution or
revocation, hereby ratifying and confirming all that such Attorney-in-Fact shall lawfully do or
cause to be done by virtue of the rights and powers herein granted.  The undersigned
acknowledges that the foregoing Attorneys-in-Fact, in serving in such capacity at the request of
the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's
responsibilities to comply with Section 16 of the Exchange Act.
      This Limited Power of Attorney shall be effective as of and commence on
July 1, 2015
and shall remain in full force and effect until the undersigned is no longer required to file Forms
3, 4, or 5 with respect to the undersigned's holdings of and transactions in securities issued by
CONSOL Energy Inc., unless earlier revoked by the undersigned in a signed writing delivered to
the Attorneys-in-Fact.
IN WITNESS WHEREOF, I have caused this Limited Power of Attorney to be executed this
20th day of July, 2015.
/s/ Carl Kristopher Hagedorn
Carl Kristopher Hagedorn